Exhibit 99.1

DBGI Launches Multi-Brand Website, Experiences 462% Increase in E-commerce Revenue

Company believes these results significantly support its vision and business model

Austin, TX—Digital Brands Group, Inc. (“we”, “us”, “DBG”or the “Company”) (NASDAQ: DBGI), a curated collection of luxury lifestyle, digital-first brands, announced today that its new multi-brand website has seen a 462% increase in e-commerce revenue since its launch on Sunday, October 23, 2022.

The site (www.bailey44.com) offers products across DBG’s women’s brands --Bailey 44, Stateside, and dstld – providing our customers a single destination through which they can purchase our women’s products, rather than having to shop each brand’s dedicated websites separately.

Since the launch of multi-brand website, we have experienced exponential increases across important e-commerce metrics and seen positive consumer behavior including:

•	462% increase in E-commerce revenues;
•	36.5% increase in average order value to $280 per order from $205;
•	Customers purchased multiple brands in one order, supporting our belief that the customer wants to buy looks and styles across multiple brands; and
•	No decline in the revenues from each brand’s dedicated website, suggesting that these transactions were incremental to transactions through these dedicated websites.

We are extremely excited to see that customers were building outfits and styles using products from multiple brands in their orders. This only deepens our belief that we are building a large and scalable platform that should become more rewarding and engaging for customers as we add more brands to our portfolio and website,” said Laura Dowling, DBG’s Chief Marketing Officer.

Dowling added, “By focusing our advertising dollars on the new multi-brand site and slowing spend on the dedicated brand websites, we’ve been able to reduce our total advertising spend. This allows us to drive higher return on our advertising dollars while increasing both our revenues and customer lifetime value.”

Hil Davis, DBG’s Chief Executive Officer, stated “We believe this shows the power of our initial vision and business model, and sets a strong foundation to which we can add additional brands, like Sundry, as we bring them into our portfolio. Additionally, this should drive a meaningful increase in revenues and customer retention as the customer can now shop in one location and build the looks and styles they want across our different brands.”

About Digital Brands Group

We offer a wide variety of apparel through numerous brands on a both direct-to-consumer and wholesale basis. We have created a business model derived from our founding as a digitally native-first vertical brand. Digital native first brands are brands founded as e-commerce driven businesses, where online sales constitute a meaningful percentage of net sales, although they often subsequently also expand into wholesale or direct retail channels., Unlike typical e-commerce brands, as a digitally native vertical brand we control our own distribution, sourcing products directly from our third-party manufacturers and selling directly to the end consumer. We focus on owning the customer's "closet share" by leveraging their data and purchase history to create personalized targeted content and looks for that specific customer cohort. We have strategically expanded into an omnichannel brand offering these styles and content not only on-line but at selected wholesale and retail storefronts. We believe this approach allows us opportunities to successfully drive Lifetime Value ("LTV") while increasing new customer growth.

Forward-looking Statements

Certain statements included in this release are "forward-looking statements" within the meaning of the federal securities laws, including statements regarding the acquisition and the ability to meet the closing conditions required to complete the acquisition. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting DBG and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. DBG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: : (i) the risk that the transaction may not be completed at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the transaction may not be completed by the business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Acquisition Agreement by the shareholders of the Company, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Acquisition Agreement, (v) the effect of the announcement or pendency of the transaction on Sundry’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of Sundry and potential difficulties in Sundry employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against the Company related to the Acquisition Agreement or the transaction, (vii) the ability to maintain the listing of the Company’s securities on Nasdaq, (viii) the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (x) risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus (COVID-19) global pandemic; (xi) the level of consumer demand for apparel and accessories; disruption to DBGs distribution system; the financial strength of DBG’s customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets and global supply chain; (xii) DBG’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; DBG’s ability to implement its business strategy; (xiii) DBG’s ability to grow its wholesale and direct-to-consumer businesses; retail industry changes and challenges; (xiv) DBG’s and its vendors’ ability to maintain the strength and security of information technology systems; the risk that DBG’s facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; (xv) DBG’s ability to properly collect, use, manage and secure consumer and employee data; (xvi) stability of DBG’s manufacturing facilities and foreign suppliers; continued use by DBG’s suppliers of ethical business practices; DBG’s ability to accurately forecast demand for products; continuity of members of DBG’s management; (xvii) DBG’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; (xviii) DBG’s ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; (xix) adverse or unexpected weather conditions; (xx) DBG's indebtedness and its ability to obtain financing on favorable terms,; and (xxi) climate change and increased focus on sustainability issues. More information on potential factors that could affect DBG’s financial results is included from time to time in DBG’s public reports filed with the SEC, including DBG’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.

Important Information and Where to Find It

This document relates to a proposed transaction between the Company and Sundry. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file a proxy statement with the SEC. This proxy statement will be sent to all the Company shareholders. The Company has filed and will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Company security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website here (https://ir.digitalbrandsgroup.co/sec-filings/all-sec-filings), from the SEC’s website at www.sec.gov, or upon written request to invest@digitalbrandsgroup.co.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Digital Brands Group, Inc. Company Contact
Hil Davis, CEO
Email: invest@digitalbrandsgroup.co
Phone: (800) 593-1047

SOURCE Digital Brands Group, Inc.

Related Links

https://www.digitalbrandsgroup.co

https://ir.digitalbrandsgroup.co